Ex. 99.1

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD.

AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED

DECEMBER 31, 2007 AND 2006

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD

AND SUBSIDIARIES

CONTENTS

PAGE	3	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PAGES	4	CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2007 AND 2006

PAGE	6	CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

PAGE	7	CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

PAGES	8	CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

PAGES	9-23	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 AND 2006

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Jiangsu Institute of Microbiology Co., Ltd. and Subsidiaries

We have audited the accompanying consolidated balance sheets of Jiangsu Institute of Microbiology Co., Ltd. and subsidiaries (the “Company”) as of December 31, 2007 and 2006, and the related consolidated statements of operations and comprehensive income, changes in shareholders’ equity and cash flows for the years then ended.  These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jiangsu Institute of Microbiology Co., Ltd. and subsidiaries as of December 31, 2007 and 2006 and the consolidated results of their operations and their cash flows for the years then ended in conformity with accounting policies generally accepted in the United States of America.

/s/ Weinberg & Company, P.A.

Weinberg & Company, P.A.

Boca Raton, Florida

July 18, 2007

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

ASSETS
	December 31,	December 31,
	2007	2006

CURRENT ASSETS
Cash and cash equivalents	$423,352	$644,751
Accounts receivable	155,735	193,509
Inventories	4,318	37,027
Other receivables and prepaid expenses	25,759	19,617
Due from shareholders	651	29,521
Discontinued operations	-	173,496
Total Current Assets	609,815	1,097,921

LONG-TERM ASSETS
Plant and equipment, net	584,594	1,123,215
Land use right, net	55,396	94,131
Patent, net	429,188	469,742
Long-term investments	219,684	229,284
Total Long-Term Assets	1,288,862	1,916,372

TOTAL ASSETS	$1,898,677	$3,014,293

See accompanying notes to the consolidated financial statements

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

LIABILITIES AND SHAREHOLDERS’ EQUITY
	December 31,	December 31,
	2007	2006
CURRENT LIABILITIES
Accounts payable	$-	$8,394
Other payables and accrued expenses	1,138,383	1,129,108
Advance for research and development	4,808	265,508
Due to a shareholder	16,428	3,207
Discontinued operation	-	6,226
Total Current Liabilities	1,159,619	1,412,443

LONG-TERM LIABILITIES
Deferred taxes	68,918	62,744
Advance for research and development	-	29,977
Total Long-Term Liabilities	68,918	92,721

TOTAL LIABILITIES	1,228,537	1,505,164

MINORITY INTERESTS	-	8,363

SHAREHOLDERS’ EQUITY
Registered capital	548,834	867,389
Retained earnings (the restricted portion is $48,328and $48,328 at December 31, 2007 and 2006, respectively)	70,327	592,670
Accumulated other comprehensive income	50,979	40,707
TOTAL SHAREHOLDERS’ EQUITY	670,140	1,500,766

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,898,677	$3,014,293

See accompanying notes to the consolidated financial statements

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
REVENUES	$466,013	$466,947
COST OF GOODS SOLD	301,651	233,724
GROSS PROFIT	164,362	233,223

Research and development	15,104	14,938
Selling and marketing	141,916	143,020
General and administrative	421,903	522,277
LOSS FROM CONTINUING OPERATIONS	(414,561)	(447,012)

OTHER INCOME (EXPENSES)
Interest income, net	12,823	16,159
Loss on disposal of fixed assets	(42,172)	-
Government grants	-	205,416
Other (expense) income, net	(21,047)	47,079
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(464,957)	(178,358)

INCOME TAXES	(1,783)	(28,067)
LOSS FROM CONTINUING OPERATIONS	(466,740)	(206,425)

DISCONTINUED OPERATIONS
Loss on disposition of discontinued operations	(203,918)	-
Income from discontinued operations	156,121	28,418
(LOSS) INCOME FROM DISCONTINUED OPERATIONS	(47,797)	28,418

LOSS FROM OPERATIONS BEFORE MINORITY INTERESTS	(514,537)	(178,007)

Minority Interests	(7,806)	(1,421)

NET LOSS	(522,343)	(179,428)

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	10,272	26,859

COMPREHENSIVE LOSS	$(512,071)	$(152,569)

See accompanying notes to the consolidated financial statements

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	Registered Capital	Retained Earnings (Deficits)	Accumulated Other Comprehensive Income	Total

BALANCE AT JANUARY 1, 2006	$867,389	$839,360	$13,848	$1,720,597

Foreign currency translation gain	-	-	26,859	26,859

Dividend paid	-	(67,262)	-	(67,262)

Net loss	-	(179,428)	-	(179,428)

BALANCE AT DECEMBER 31, 2006	867,389	592,670	40,707	1,500,766

Repurchase of registered capital	(318,555)	-	-	(318,555)

Foreign currency translation gain	-	-	10,272	10,272

Net loss	-	(522,343)	-	(522,343)

BALANCE AT DECEMBER 31, 2007	$548,834	$70,327	$50,979	$670,140

See accompanying notes to the consolidated financial statements

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(522,343)	$(179,428)
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	129,982	126,714
Loss on disposal of fixed assets	42,172	-
Loss on disposition of discontinued operations	203,918	-
Deferred taxes	6,174	29,646
Minority interests’ share of net income	7,806	1,421

Changes in operating assets and liabilities, net of effects of acquisition:

(Increase) Decrease In:
Accounts receivable	37,773	(72,239)
Inventories	32,708	7,125
Due from employees	3,839	(2,752)
Other receivables	(9,981)	69,548

Increase (Decrease) In:
Accounts payable	(8,394)	(60,510)
Other payables and accrued liabilities	9,275	128,322
Due to employees	-	231
Customer deposits	-	(12,391)
Repayments of advances to shareholders	13,221	3,207
Advance for research and development	(290,676)	(102,744)
Discontinued operations	(173,051)	(33,378)
Net cash used in operating activities	(517,577)	(97,228)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of plant and equipment	(42,809)	(185,941)
Proceeds from disposal of investment	9,601	-
Proceeds from disposal of fixed assets	524,782	-
Proceeds from disposal of land use right	36,792	-
Proceeds from disposition of discontinued operations	112,351	-
Net cash provided by (used in) investing activities	640,717	(185,941)

CASH FLOWS FROM FINANCING ACTIVITIES:
Advances from shareholders	28,872	16,873
Dividend paid	-	(67,262)
Repurchase of share capital	(318,555)	-
Net cash used in financing activities	(289,683)	(50,389)

DECREASE IN CASH AND CASH EQUIVALENTS	(166,543)	(333,558)

Effect of exchange rate changes on cash	(54,856)	(6,154)
Cash and cash equivalents at beginning of year	644,751	984,463

CASH AND CASH EQUIVALENTS AT END OF YEAR	$423,352	$644,751

See accompanying notes to the consolidated financial statements

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2008	2007
SUPPLEMENTARY CASH FLOW INFORMATION
Income taxes paid	$-	$-
Interest paid	$-	$-

SUPPLEMENTAL NON-CASH DISCLOSURES:

1. During 2007, liabilities of $561,256 were restructured and settled with assets of $36,936 and cash of $524,320, resulting no gain or loss.

2. On September 30, 2007, the Company sold all of its interests in Wuxi Suwei Lucid Ganoderma Co., Ltd. (“Suwei”) and Wuxi Ai’sai Biotechnology Co., Ltd. (“Ai’sai”), which were both 95% held subsidiaries acquired by the Company in 2005, for consideration of $112,351, resulting in a loss of $203,918.

See accompanying notes to the consolidated financial statements

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2007 AND 2006

NOTE 1 – ORGANIZATION AND PRINCIPAL ACTIVITIES

Jiangsu Institute of Microbiology Co., Ltd. and subsidiaries (“JSIM” or the “Company”) was incorporated under the laws of the People’s Republic of China (“PRC”) on October 15, 2003. The registered capital of the Company was $867,389, which was held by thirteen individuals.

On April 11, 2005, the Company acquired 95% equity interest in Wuxi Suwei Lucid Ganoderma Co., Ltd. (“Suwei”) and Wuxi Ai’sai Biotechnology Co., Ltd. (“Ai’sai”) for $58,859 and $58,859, respectively.

On September 30, 2007, JSIM entered into a disposition agreement with Jiangsu Suwei Microbiology Co., Ltd, a company controlled by a former shareholder of the Company. Pursuant to the agreement, JSIM agreed to sell all of its interest in Suwei and Ai'sai to Jiangsu Suwei Microbiology Co., Ltd. for $112,351 resulting in a loss of $203,918. Thereafter, Suwei and Ai'sai were no longer consolidated subsidiaries of JSIM. (Also see Note 10)

In September 2007, the Company repurchased $318,555 of share capital from six shareholders for $318,555. Thereafter, the registered capital of the Company was $548,834.

On April 24, 2008, Aida Pharmaceuticals Inc. announced that it has completed the acquisition of a controlling interest in the Company. The controlling interest in the Company was acquired through Hangzhou Aida Pharmaceutical Co., Ltd. (which acquired a 43% equity interest) and Changzhou Fangyuan Pharmaceuticals Co., Ltd. (which acquired a 55% equity interest) for $11,291,973. Thereafter, the Company became a 98% owned subsidiary of Aida Pharmaceuticals Inc.

The primary operations of Jiangsu Institute of Microbiology Co., Ltd. are the development of microbiology technology, technology transfer and consulting services in the People’s Republic of China (“PRC”).

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)

Concentrations

The Company has major customers for the years ended December 31, 2007 and 2006, who accounted for the following percentage of total sales and accounts receivable:

	Sales 2007 2006		Accounts Receivable
Major Customers			December 31, 2007	December 31, 2006

Company A	13%	13%	14%	12%
Company B	12%	13%	12%	12%
Company C	10%	10%	9%	11%
Company D	9%	9%	9%	10%
Company E	12%	-	12%	-

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company has major suppliers for the years ended December 31, 2007 and 2006, who accounted for the following percentage of total purchases and accounts payable:

	Purchases 2007 2006		Accounts Payable
Major Suppliers			December 31, 2007	December 31, 2006

Company F	12%	15%	12%	13%
Company G	-	12%	-	13%
Company H	-	12%	-	11%
Company I	8%	7%	7%	8%

(b)

Economic and Political Risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(c)

Use of Estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods.

Management makes these estimates using the best information available at the time the estimates are made.  Actual results could differ materially from those estimates.

(d)  Fair Value of Financial Instruments

The Company’s financial instruments include cash and cash equivalents, time deposits, accounts receivable, due from shareholders, prepaid expenses, other receivables, due from employees, accounts payable, other payables and accrued liabilities, advance for research and development, due to employees and due to a shareholder. Management has estimated that the carrying amount approximates fair value due to their short-term nature.  The fair value of the Company’s long-term debt is estimated based on the current rates offered to the Company for debt of similar terms and maturities.  Under this method, the Company’s fair value of long-term debt was not significantly different from the carrying value at December 31, 2007 and 2006.

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(e)

Cash and Cash Equivalents

For financial reporting purposes, the Company considers all highly liquid investments purchased with original maturity of three months or less to be cash equivalents. The Company maintains no bank account in the United States of America.

(f)

Inventories

Inventories are stated at the lower of cost or net realizable value. The cost of raw materials is determined on the basis of weighted average. The cost of finished goods is determined on the weighted average basis and comprises direct materials, direct labor and an appropriate proportion of overhead.

Net realizable value is based on estimated selling prices less any further costs expected to be incurred for completion and disposal.

(g)

Long-Term Investments

The Company has invested in companies in the PRC that have operations in the pharmaceutical industry. As of December 31, 2007 and 2006, the Company does not have more than 20% interest in any of the investments and does not exercise significant influence over them. The Company accounts for the investments under the cost method. Investment income is recognized by the Company when the investee declares a dividend and the Company believes it is collectible.  Also see Note 7.

(h)

Plant and Equipment

Plant and equipment are carried at cost less accumulated depreciation and amortization. Depreciation is provided over their estimated useful lives, using the straight-line method. Leasehold improvements are amortized over the life of the asset or the term of the lease, whichever is shorter.  Estimated useful lives are as follows:

Buildings

20 to 40 years

Machinery

10 years

Motor vehicles

5 years

Office equipment

5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to expense as incurred, whereas significant renewals and betterments are capitalized.

(i)

Land Use Right

According to the laws of China, land in the PRC is owned by the Government and cannot be sold to an individual or company.  However, the government grants the user a “land use right” to use the land.   The land use right granted to the Company is being amortized using the straight-line method over the lease term of fifty years.

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(j)

Patents

Patents are comprised of the purchased cost of production licenses for new medicine. Patents are amortized over their beneficial periods of 15 years, using the straight-line method.

(k)

Impairment of Long-Term Assets

Long-term assets of the Company are reviewed annually as to whether their carrying value has become impaired, pursuant to the guidelines established in SFAS No. 144. The Company considers assets to be impaired if the carrying value exceeds the future projected cash flows from the related operations.  The Company also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. There were no impairments in 2007 and 2006.

(l)

Revenue Recognition

Revenue represents the invoiced value of goods sold, recognized upon the shipment of goods to customers. Revenue is recognized when all of the following criteria are met:

▪

Persuasive evidence of an arrangement exists,

▪

Delivery has occurred or services have been rendered,

▪

The seller's price to the buyer is fixed or determinable, and

▪

Collectibility is reasonably assured.

For fixed-priced refundable contracts and consulting service contracts, the Company recognizes revenue on a completion basis.  Progress payments received/receivable are recognized as revenue only if the specified criteria are achieved, accepted by the customer, confirmed not refundable and continued performance of future research and development services related to the criteria are not required.

(m)

Research and Development

Expenditures relating to the development of new products and processes, not associated with government grants, including significant improvements to existing products are expensed as incurred.  Research and development expenses were $15,104 and $14,938 for the years ended December 31, 2007 and 2006, respectively.

(n)

Government Grants and Advances For Research and Development

In 2007 and 2006, government grants of $68,450 and $178,647 were received by the Company for research and development projects. The proceeds are to reduce research and development costs to be incurred in the future and the remaining balances are to be transferred to government grants when the research and development projects are completed. At December 31, 2007 and 2006, $0 and $29,977 were long-term advances for research and development, and $4,808 and $265,508 were short-term advances for research and development based on the Company’s estimate of when the projects will be completed. In 2007 and 2006, remaining balances of $0 and $205,416 were transferred to government grants when the projects were completed.

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(o)

Retirement Benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the expense as incurred. The retirement benefits expense for 2007 and 2006 are $129,850 and $27,186, respectively and are included in general and administrative expenses.

(p)

Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequence attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to be applied to taxable income in the years in which those temporary differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of income in the period that includes the enactment date. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.  Also see Note 9.

(q)

Foreign Currency Translation

The accompanying consolidated financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). Capital accounts of the consolidated financial statements are translated into United States dollars from RMB at their historical exchange rates when the capital transactions occurred. Assets and liabilities are translated at the exchange rates as of balance sheet date. Income and expenditures are translated at the average exchange rate of the year.

	2007	2006
Year end RMB : US$ exchange rate	7.3046	7.8087
Average yearly RMB : US$ exchange rate	7.5567	7.9395

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

(r)

Reserve Fund

In 2007 and 2006, the Company transferred 0% and 15% of its PRC profit after taxation to the surplus reserve fund in the amount of $0 and $14,911, respectively. Subject to certain restrictions set out in the PRC Companies Law, the surplus reserve fund may be distributed to shareholders in the form of share bonus issues and/or cash dividends. The Company’s retained earnings in the amount of $48,328 and $48,328 are restricted as of December 31, 2007 and 2006, respectively.

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(s)

Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. Comprehensive income includes net income and the foreign currency translation gain.

(t)

Segments

The Company operates in one business segment, the development of microbiology technology, technology transfer and consulting services.

(u)

Recent Accounting Pronouncements

In February 2007, the Financial Accounting Standard Board (“FASB”) Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—including an amendment of FASB Statement No. 115 (FAS 159) will become effective for the company on January 1, 2008. This standard permits companies to choose to measure many financial instruments and certain other items at fair value and report unrealized gins and losses in earnings. Such accounting is optional and is generally to be applied instrument by instrument. The Company does not anticipate that the election, if any, of this fair-value option will have a material effect on results or operations or consolidated financial position.

In December 2007, the FASB issued SFAS No. 141 (R), Business Combinations, and SFAS No.160, Non-controlling Interests in Consolidated Financial Statements. SFAS No. 141 (R) requires an acquirer to measure the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree at their fair values on the acquisition date, with goodwill being the excess value over the net identifiable assets acquired. SFAS No.160 clarifies that a non-controlling interest in a subsidiary should be reported as equity in the consolidated financial statement. The calculation of earnings per share will continue to be based on income amounts attributable to the parent. SFAS No.141 (R) and SFAS No.160 are effective for financial statements issued for fiscal years beginning after December 15, 2008. Early adoption is prohibited. We have not yet determined the effect on our consolidated financial statements, if any, upon adoption of SFAS No.141 (R) or SFAS No. 160. We are aware that our accounting for minority interest will change and we are considering those effects now but believe the effects will only be a reclassification of minority interest from mezzanine equity to our stockholder’s equity section in the balance sheet, in any case we do not believe the implementation of SFAS 160 will be material to our financial position, SFAS 141(R) will significantly affect the accounting for future business combinations and we will determine the accounting as new combinations are determined.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS No. 161"), which amends SFAS No.133 and expands disclosures to include information about the fair value of derivatives, related credit risks and a company's strategies and objectives for using derivatives. SFAS No. 161 is effective for fiscal periods beginning on or after November 15, 2008. The Company is currently in the process of assessing the impact that SFAS No. 161 will have on the disclosures in its financial statements.

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 3 – INVENTORIES

Inventories are summarized as follows:

	December 31, 2007	December 31, 2006
Raw materials	$1,910	$9,072
Finished goods	2,408	27,955
Total inventories	$4,318	$37,027

NOTE 4 – LAND USE RIGHT

Land use right consists of the following:

	December 31, 2007	December 31, 2006
Cost of land use right	$63,383	$99,786
Less: Accumulated amortization	(7,987)	(5,655)
Land use right, net	$55,396	$94,131

Amortization expense for the years ended December 31, 2007 and 2006 was $1,942 and $1,996 respectively.

Amortization expense for the next five years and thereafter is as follows:

2008	$1,366
2009	1,366
2010	1,366
2011	1,366
2012	1,366
Thereafter	48,566
Total	$55,396

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 5 – PATENT

Patent consists of the following:

	December 31, 2007	December 31, 2006
Cost of Patent	$594,781	$594,781
Less: Accumulated amortization	(165,593)	(125,039)
Patent, net	$429,188	$469,742

Amortization expense for the years ended December 31, 2007 and 2006 is $40,553 and $40,553, respectively.

Amortization expense for the next five years and thereafter is as follows:

2008	$40,553
2009	40,553
2010	40,553
2011	40,553
2012	40,553
Thereafter	226,423
Total	$429,188

NOTE 6 – DUE FROM/TO RELATED PARTIES

(I)  Due From Shareholders

		December 31, 2007	December 31, 2006

Kuang Quan	(a)	$-	$1,936
Mi Xiaoli	(b)	-	2,049
Lu Maolin	(c)	-	25,536
Zhang Min	(d)	548	-
Tang Baoying	(e)	103	-
Total due from shareholders		$651	$29,521

(II)  Due To Shareholder

		December 31, 2007	December 31, 2006

Zhang Liuliu	(f)	16,428	3,207
Total due to shareholder		$16,428	$3,207

(a)

Kuang Quan is the shareholder of the Company. The balance represents advances, which are unsecured, interest-free and due on demand.

(b)

Mi Xiaoli is the shareholder of the Company. The balance represents a traveling advance, which is unsecured, interest-free and due on demand.

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 6 – DUE FROM/TO RELATED PARTIES (CONTINUED)

(c)

Lu Maolin is the chairman of the Company. The balance represents a traveling advance, which is unsecured, interest-free and due on demand.

(d)

Zhang Min is the shareholder of the Company. The balance represents a traveling advance, which is unsecured, interest-free and due on demand.

(e)

Tang Baoying is the shareholder of the Company. The balance represents a traveling advance, which is unsecured, interest-free and due on demand.

(f)

Zhang Liuliu is the shareholder of the Company. The balance represents cash paid on behalf of the Company, which is unsecured, interest-free and have no fixed repayment term.

NOTE 7 – LONG-TERM INVESTMENTS

Long-term investments consist of the following:

	Ownership Interest	December 31, 2007	Ownership Interest	December 31, 2006
At cost:
Jiangsu Jiangda lvkang Biology Co., Ltd.	2.3%	$20,001	4.2%	$29,199
Changzhou Fangyuan Pharmaceutical Co., Ltd.	6%	159,272	6%	159,272
Wuhan Xincen Modern Biology Co., Ltd.	10%	39,533	10%	39,533
Jiangsu Bank	0.00008%	878	0.00003%	1,281
		$219,684		$229,285

On September 30, 2007, the Company entered into an agreement with Jiangsu Suwei Microbiology Co., Ltd. to sell a 1.9% interest in Jiangsu Jiangda lvkang Biology Co., Ltd. and a 0.00005% interest in Jiangsu Bank for $8,101 resulting in a loss of $1,500, which was included in other expense, net, in the consolidated statement of operations and comprehensive income for the year ended December 31, 2007.

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 8 – PLANT AND EQUIPMENT

Plant and equipment consist of the following:

	December 31,	December 31,
	2007	2006
At cost:
Buildings	$453,624	$820,295
Machinery and equipment	174,214	269,062
Motor vehicles	74,201	128,201
Office equipment	26,122	51,078
Other equipment	10,585	31,741
	738,746	1,300,377
Less : Accumulated depreciation
Buildings	(52,525)	(65,915)
Machinery and equipment	(41,455)	(42,672)
Motor vehicles	(36,214)	(33,882)
Office equipment	(16,641)	(21,250)
Other equipment	(7,318)	(13,443)
	(154,153)	(177,162)
Plant and equipment, net	$584,593	$1,123,215

Depreciation expense for the years ended December 31, 2007 and 2006 was $87,487 and $84,163, respectively.

NOTE 9 – INCOME TAXES

(a)

Corporate Income Tax (“CIT”)

In accordance with the relevant tax laws and regulations of PRC, the applicable corporation income tax (“CIT”) rate of the Company is 33%. However, in accordance with the relevant local taxation policies, the Company is exempt from corporate income tax for seven years since year 2003 when the Company was changed into a company with limited liability from a government institute. As a result, JSIM is exempt from corporate income tax from year 2003 to 2009.

On March 16, 2007, the National People’s Congress of China approved the Corporate Income Tax Law of the People’s Republic of China (the “new CIT Law”), which is effective from January 1, 2008. Under the new CIT Law, the corporate income tax rate applicable to the Company starting from January 1, 2008 will be 25%, replacing the currently applicable tax rate of 33%. The new CIT Law has an impact on the deferred tax assets and liabilities of the Company. Effects arising from the enforcement of new CIT law have been reflected in the accompanying consolidated financial statements.

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 9 – INCOME TAXES (CONTINUED)

Effective January 1, 2007, the Company adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"), an interpretation of FASB statement No. 109, Accounting for Income Taxes. The interpretation addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under FIN 48, we may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. FIN 48 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. As of December 31, 2007, the Company does not have a liability for unrecognized tax benefits.

Income tax expense for the 2007 and 2006 are summarized as follows:

	2007	2006
Deferred:
Provision for CIT	$1,783	$28,067

Income tax expense	$1,783	$28,067

The Company’s income tax expense differs from the “expected” tax expense for the years ended December 31, 2007 and 2006 (computed by applying the CIT rate of 33% percent to income before income taxes) as follows:

	2007	2006

Computed “expected” benefit	$(186,139)	$(58,858)
Valuation allowance	208,513	-
Permanent differences	(20,591)	120,852
Tax exemption	-	(33,927)

Income tax expense	$1,783	$28,067

The tax effects of temporary differences that give rise to the Company's net deferred tax assets and liabilities as of December 31, 2007 and 2006 are as follows:

	December 31,	December 31,
	2007	2006
Non-current portion:
Amortization	$37,135	$8,331
Net operating losses carried forward (expires in year 2011)	179,709	-
Less: Valuation allowance	(216,844)	(8,331)
Total deferred tax assets	-	-

Deferred tax liabilities:
Non-current portion:
Depreciation	(68,918)	(62,744)
Total deferred tax liabilities	(68,918)	(62,744)

Net deferred liabilities	$(68,918)	$(62,744)

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 9 – INCOME TAXES (CONTINUE)

(b)

Tax Holiday Effect

For 2007 and 2006 the PRC corporate income tax rate was 33%. The Company is exempt from corporate income tax from year 2003 to 2009.

Loss before income tax expense is $464,957 and $178,358 for 2007 and 2006, respectively. Income tax expense related to China income for 2007 and 2006 is $1,783 and $28,067, respectively.

The effects of the income tax expense exemptions available to the Company for the years ended December 31, 2007 and 2006 are as follows:

	2007	2006
Tax holiday effect	-	33,927

(c)

Value Added Tax (“VAT”)

Enterprises or individuals, who sell commodities, engage in repair and maintenance or import or export goods in the PRC are subject to a value added tax in accordance with Chinese Laws. The value added tax standard rate is 17% of the gross sale price. A credit is available whereby VAT paid on the purchases of semi-finished products or raw materials used in the production of the Company’s finished products can be used to offset the VAT due on the sales of the finished products.

The VAT payable of $2,780 and $6,051 at December 31, 2007 and 2006, respectively, are included in other payables and accrued liabilities in the accompanying consolidated balance sheet.

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 9 – REGISTERED CAPITAL

The registered capital of the Company is as follows:

Registered Capital:	December 31, 2007		December 31, 2006

Lu Maolin	$230,437	41%	$230,437	26%
Chen Jinlin	130,108	24%	130,108	15%
Ye Jin	-	-	96,000	11%
Zhao Xianlian	-	-	52,992	6%
Bo Jianxin	-	-	48,880	6%
Kuang Qun	-	-	48,710	6%
Shen Yiqun	48,626	9%	48,626	6%
Mi Xiaoli	44,512	8%	44,512	5%
Zhu Jianguo	-	-	35,944	4%
Zhang Min	-	-	36,029	4%
Tang Baoyin	35,943	7%	35,943	4%
Zhao Min	31,746	6%	31,746	4%
Zhang Liuliu	27,462	5%	27,462	3%
	$548,834	100%	$867,389	100%

JSIM was incorporated under the laws of the People’s Republic of China on October 15, 2003. The registered capital of the Company was $867,389, which was held by thirteen individuals.

In September 2007, the Company repurchased $318,555 outstanding share capital from above six shareholders for $318,555. Thereafter, the registered capital of the Company was $548,834.

NOTE 10 – DISCONTINUED OPERATIONS

On September 30, 2007, JSIM entered into a disposition agreement with Jiangsu Suwei Microbiology Co., Ltd, a company controlled by the former shareholder of the Company. Pursuant to the agreement JSIM agreed to sell all of its interest in Suwei and Ai'sai to Jiangsu Suwei Microbiology Co., Ltd. in consideration of $112,351 resulting in a loss of $203,918. Thereafter, Suwei and Ai'sai were no longer consolidated subsidiaries of JSIM. In accordance with SFAS 144, “Accounting for the Impairment or Disposal of Long−Lived Assets,” the results of operations of Suwei and Ai'sai are removed from the detail line items in the Company’s financial statements and presented separately as “discontinued operations”. The income from discontinued operations was $156,121 and $28,418 for the nine months ended September 30, 2007 and for the years ended December 31, 2006, respectively. The losses from disposition of discontinued operations of $203,918 are reflected in the Company’s consolidated statement of income for the years ended December 31, 2007.

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 10 – DISCONTINUED OPERATIONS (CONTINUED)

The condensed combined income statements for the nine months ended September 31, 2007 and for the year ended December 31, 2006 of the Suwei and Ai'sai are as follows:

	For the Nine Months Ended September 30, 2007	For the Year Ended December 31, 2006
Revenue	$354,830	$305,850
Cost of goods sold	(97,449)	(106,248)
Gross profit	257,381	199,602
Selling and distribution	(74,525)	(136,989)
General and administrative	(24,319)	(27,809)
Interest income	1,183	1,011
Other expenses	(712)	(714)
Income tax expense	(2,887)	(6,683)
Net income	$156,121	$28,418

Net assets of the discontinued operation at September 30, 2007 and December 31, 2006 are as follows:

	September 30, 2007 (date of disposal)	December 31, 2006
Cash and cash equivalents	$291,246	$148,415
Other current assets	57,413	25,080
Non-current assets	1,878	-
Current liabilities	(10,216)	(6,226)
Minority interest	(17,016)	(8,363)
Total net assets of the discontinued operation	$323,305	$158,906

NOTE 11 – SUBSEQUENT EVENT

On April 24, 2008, Aida Pharmaceuticals, Inc. completed the acquisition of a controlling interest in the Company. The controlling interest in the Company was acquired through Hangzhou Aida Pharmaceutical Co., Ltd. (which acquired a 43% equity interest) and Changzhou Fangyuan Pharmaceuticals Co., Ltd. (which acquired a 55% equity interest) for $11,291,973. Thereafter, the Company became a 98% owned subsidiary of Aida Pharmaceuticals Inc.

PART I-- FINANCIAL INFORMATION

Item 1.  Financial Statements. (Unaudited)

In the opinion of management, the accompanying unaudited condensed consolidated financial statements included in this Form 8-K reflect all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of the results of operations for the periods presented. The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full year.

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET

ASSETS
March 31,
2008
(Unaudited)

CURRENT ASSETS
Cash and cash equivalents	$381,226
Accounts receivable	161,229
Inventories	4,432
Other receivables and prepaid expenses	25,508
Due from shareholders	-
Due from employees	24,843
Total Current Assets	597,238

LONG-TERM ASSETS
Plant and equipment, net	595,772
Land use right, net	55,048
Patent, net	417,767
Long-term investments	219,684
Total Long-Term Assets	1,288,271

TOTAL ASSETS	$1,885,509

See notes to unaudited condensed consolidated financial statements

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET

LIABILITIES AND SHAREHOLDERS’ EQUITY
March 31,
2008
(Unaudited)
CURRENT LIABILITIES
Other payables and accrued expenses	$1,264,487
Advance for research and development	5,065
Due to shareholder	17,089
Total Current Liabilities	1,286,641

LONG-TERM LIABILITIES
Deferred taxes	72,730
Total Long-Term Liabilities	72,730

TOTAL LIABILITIES	1,359,371

SHAREHOLDERS’ EQUITY
Registered capital	548,834
Retained deficits	(69,346)
Accumulated other comprehensive income	46,650
TOTAL SHAREHOLDERS’ EQUITY	526,138

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,885,509

See notes to unaudited condensed consolidated financial statements

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE INCOME

(UNAUDITED)

	Three Months Ended March 31, 2008	Three Months Ended March 31, 2007
REVENUES	$51	$146,173
COST OF GOODS SOLD	63	51,354
GROSS (LOSS) PROFIT	(12)	94,779

Research and development	46,312	4,080
Selling and marketing	708	28,955
General and administrative	92,671	90,675
LOSS FROM CONTINUING OPERATIONS	139,703	28,931

OTHER INCOME (EXPENSES)
Interest income, net	848	5,723
Other income (expense), net	202	(35)
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(138,653)	(23,243)

INCOME TAXES	(1,020)	(1,759)
LOSS FROM CONTINUING OPERATIONS	(139,673)	(25,002)

DISCONTINUED OPERATIONS
Income from discontinued operations	-	39,706
INCOME FROM DISCONTINUED OPERATIONS BEFORE MINORITY INTERESTS	-	39,706

MINORITY INTERESTS	-	(1,985)
INCOME FROM DISCONTINUED OPERATIONS	-	37,721

NET (LOSS) INCOME	(139,673)	12,719

OTHER COMPREHENSIVE (LOSS) INCOME
Foreign currency translation (loss) gain	(4,329)	6,930
OTHER COMPREHENSIVE (LOSS) INCOME	(4,329)	6,930

COMPREHENSIVE (LOSS) INCOME	$(144,002)	$19,649

See notes to unaudited condensed consolidated financial statements

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Three Months Ended March 31,
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(139,673)	$12,719
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	24,955	34,832
Deferred taxes	3,812	2,372
Minority interests’ share of net income	-	1,985

Changes in operating assets and liabilities

(Increase) Decrease In:
Accounts receivable	(5,493)	166,993
Inventories	(114)	(484)
Due from employees	(23,977)	(2,630)
Discontinued operations	-	(43,065)
Other receivables	(616)	(102,634)

Increase (Decrease) In:
Accounts payable	-	(7,140)
Other payables and accrued liabilities	126,169	61,625
Repayments of advances to shareholders	661	-
Advance for research and development	192	(62,325)
Discontinued operations	-	1,557
Net cash (used in) provided by operating activities	(14,084)	63,805

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of plant and equipment	(1,119)	(4,234)
Net cash used in investing activities	(1,119)	(4,234)

CASH FLOWS FROM FINANCING ACTIVITIES:
Advances from shareholders	650	1,417
Advances shareholders	-	(3,207)
Net cash provided by (used in) financing activities	650	(1,790)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(14,553)	57,781

Effect of exchange rate changes on cash	(27,573)	(3,685)
Cash and cash equivalents at beginning of year	423,352	644,751

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$381,226	$698,847

SUPPLEMENTARY CASH FLOW INFORMATION
Income taxes paid	$-	$-
Interest paid	$-	$-

See notes to unaudited condensed consolidated financial statements

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2008

NOTE 1 - ORGANIZATION AND PRINCIPAL ACTIVITIES

Jiangsu Institute of Microbiology Co., Ltd. and subsidiaries (“JSIM” or the “Company”) was incorporated under the laws of the People’s Republic of China (“PRC”) on October 15, 2003. The registered capital of the Company was $867,389, which was held by thirteen individuals.

On April 11, 2005, the Company acquired 95% equity interest of Wuxi Suwei Lucid Ganoderma Co., Ltd. (“Suwei”) and Wuxi Ai’sai Biotechnology Co., Ltd. (“Ai’sai”) for $58,859 and $58,859, respectively.

On September 30, 2007, JSIM entered into a disposition agreement with Jiangsu Suwei Microbiology Co., Ltd, a company controlled by a former shareholder of the Company. Pursuant to the agreement, JSIM agreed to sell all of its interest in Suwei and Ai'sai to Jiangsu Suwei Microbiology Co., Ltd. for $112,351 resulting in a loss of $203,885. Thereafter, Suwei and Ai'sai were no longer consolidated subsidiaries of JSIM. (Also see Note 10)

In September 2007, the Company repurchased $318,555 of share capital from six shareholders for $318,555. Thereafter, the registered capital of the Company was $548,834.

On April 24, 2008, Aida Pharmaceuticals Inc. completed the acquisition of a controlling interest in the Company. The controlling interest in the Company was acquired through Hangzhou Aida Pharmaceutical Co., Ltd. (which acquired a 43% equity interest) and Changzhou Fangyuan Pharmaceuticals Co., Ltd. (which acquired a 55% equity interest) for $11,291,973. Thereafter, the Company became a 98% owned subsidiary of Aida Pharmaceuticals Inc.

The primary operation of Jiangsu Institute of Microbiology Co., Ltd. is the development of microbiology technology, technology transfer and consulting services in the People’s Republic of China (“PRC”).

NOTE 2 - BASIS OF PRESENTATION

The unaudited condensed consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles for interim financial information and pursuant to the requirements for reporting on Form 8-K. Accordingly, they do not include all the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. However, such information reflects all adjustments (consisting solely of normal recurring adjustments), which are, in the opinion of management, necessary for the fair presentation of the consolidated financial position and the consolidated results of operations. Results shown for interim periods are not necessarily indicative of the results to be obtained for a full year.

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2008

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)

Concentrations

	Sales Three Months Ended March 31,		Accounts Receivable
Major Customers	2008	2007	March 31, 2008

Company A	12%	13%	13%
Company B	9%	13%	10%
Company C	8%	10%	9%
Company D	8%	9%	9%
Company E	11%	-	12%

The Company has major suppliers who accounted for the following percentage of total purchases and accounts payable:

	Purchases Three Months Ended March 31,		Accounts Payable
Major Suppliers	2008	2007	March 31, 2008

Company F	12%	15%	10%
Company G	6%	12%	9%
Company H	-	12%	-
Company I	8%	7%	9%

(b)

Economic and Political Risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2008

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(c)

Use of Estimates

The preparation of the condensed consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods.

Management makes these estimates using the best information available at the time the estimates are made.  Actual results could differ materially from those estimates.

(d)

Fair Value of Financial Instruments

The Company’s financial instruments include cash and cash equivalents, time deposits, accounts receivable, due from shareholders, prepaid expenses, other receivables, due from employees, accounts payable, other payables and accrued liabilities, advance for research and development, due to employees and due to a shareholder. Management has estimated that the carrying amount approximates fair value due to their short-term nature.  The fair value of the Company’s long-term debt is estimated based on the current rates offered to the Company for debt of similar terms and maturities.  Under this method, the Company’s fair value of long-term debt was not significantly different from the carrying value at March 31, 2008 and December 31, 2007.

(e)

Foreign Currency Translation

The accompanying condensed consolidated financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). Capital accounts of the consolidated financial statements are translated into United States dollars from RMB at their historical exchange rates when the capital transactions occurred. Assets and liabilities are translated at the exchange rates as of balance sheet date. Income and expenditures are translated at the average exchange rate of the year.

	March 31, 2008	March 31, 2007
Period end RMB : US$ exchange rate	7.0222	7.7342
Average period RMB : US$ exchange rate	7.1634	7.7715

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2008

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(f)

Recent Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 141 (R), Business Combinations, and SFAS No.160, Non-controlling Interests in Consolidated Financial Statements. SFAS No. 141 (R) requires an acquirer to measure the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree at their fair values on the acquisition date, with goodwill being the excess value over the net identifiable assets acquired. SFAS No.160 clarifies that a non-controlling interest in a subsidiary should be reported as equity in the consolidated financial statement. The calculation of earnings per share will continue to be based on income amounts attributable to the parent. SFAS No.141 (R) and SFAS No.160 are effective for financial statements issued for fiscal years beginning after December 15, 2008. Early adoption is prohibited. We have not yet determined the effect on our consolidated financial statements, if any, upon adoption of SFAS No.141 (R) or SFAS No. 160. We are aware that our accounting for minority interest will change and we are considering those effects now but believe the effects will only be a reclassification of minority interest from mezzanine equity to our stockholder’s equity section in the balance sheet, in any case we do not believe the implementation of SFAS 160 will be material to our financial position, SFAS 141(R) will significantly affect the accounting for future business combinations and we will determine the accounting as new combinations are determined.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements. This Statement establishes accounting and reporting standards that require the ownership interests in subsidiaries’ non-parent owners be clearly presented in the equity section of the balance sheet; requires the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of income; requires that changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently; requires that when a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value and the gain or loss on the deconsolidation of the subsidiary be measured using the fair value of any noncontrolling equity; requires that entities provide disclosures that clearly identify the interests of the parent and the interests of the noncontrolling owners. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after December 15, 2008. The Company has not determined the impact, if any, SFAS No. 160 will have on its financial statements.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS No. 161"), which amends SFAS No.133 and expands disclosures to include information about the fair value of derivatives, related credit risks and a company's strategies and objectives for using derivatives. SFAS No. 161 is effective for fiscal periods beginning on or after November 15, 2008. The Company is currently in the process of assessing the impact that SFAS No. 161 will have on the disclosures in its financial statements.

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2008

NOTE 4 - INVENTORIES

Inventories are summarized as follows:

March 31, 2008
(Unaudited)
Raw materials	$1,927
Finished goods	2,505
Total inventories	$4,432

NOTE 5 - LAND USE RIGHT

Land use right consists of the following:

March 31, 2008
(Unaudited)
Cost of land use right	$63,383
Less: Accumulated amortization	(8,335)
Land use right, net	$55,048

Amortization expense for the three months ended March 31, 2008 and 2007 was $501 and $348, respectively.

Amortization expense for the next five years and thereafter is as follows:

2008	$1,065
2009	1,420
2010	1,420
2011	1,420
2012	1,420
Thereafter	48,303
Total	$55,048

NOTE 6 - PATENT

Patent consists of the following:

March 31, 2008
(Unaudited)
Cost of Patent	$594,781
Less: Accumulated amortization	(177,014)
Patent, net	$417,767

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2008

NOTE 6 – PATENT (CONTINUED)

Amortization expense for the three months ended March 31, 2008 and 2007 was $11,421 and $10,528, respectively.

Amortization expense for the next five years and thereafter is as follows:

2008	$34,265
2009	45,687
2010	45,687
2011	45,687
2012	45,687
Thereafter	200,754
Total	$417,767

NOTE 7 - PLANT AND EQUIPMENT

Plant and equipment consist of the following:

March 31,2008
At cost:	(Unaudited)

Buildings	$471,867
Machinery and equipment	181,220
Motor vehicles	77,185
Office equipment	27,867
Other equipment	11,435
769,574
Less : Accumulated depreciation
Buildings	(58,601)
Machinery and equipment	(46,838)
Motor vehicles	(41,530)
Office equipment	(18,686)
Other equipment	(8,147)
(173,802)
Plant and equipment, net	$595,772

Depreciation expense for three months ended March 31, 2008 and 2007 was $13,185 and $23,802, respectively.

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2008

NOTE 8 - INCOME TAXES

(a)

Corporation Income Tax (“CIT”)

In accordance with the relevant tax laws and regulations of PRC, the applicable corporation income tax (“CIT”) rate of the Company is 33%. However, in accordance with the relevant local taxation policies, the Company is exempt from corporate income tax for seven years since year 2003 when the Company was changed into a company with limited liability from a government institute. As a result, the corporate income tax rate applicable to JSIM was exempt from year 2003 to 2009.

On March 16, 2007, the National People’s Congress of China approved the Corporate Income Tax Law of the People’s Republic of China (the “new CIT Law”), which is effective from January 1, 2008. Under the new CIT Law, the corporate income tax rate applicable to the Company starting from January 1, 2008 will be 25%, replacing the currently applicable tax rate of 33%. The new CIT Law has an impact on the deferred tax assets and liabilities of the Company. Effects arising from the enforcement of new CIT law have been reflected in the accompanying consolidated financial statements.

Effective January 1, 2007, the Company adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"), an interpretation of FASB statement No. 109, Accounting for Income Taxes. The interpretation addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under FIN 48, we may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. FIN 48 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. As of March 31, 2008, the Company does not have a liability for unrecognized tax benefits.

Income tax expense for the three months ended March 31, 2008 and 2007 are summarized as follows:

	For the Three Months Ended March 31, (Unaudited)
	2008	2007
Deferred:
Provision for CIT	$1,020	$1,759
Income tax expenses	$1,020	$1,759

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2008

NOTE 8 – INCOME TAXES (CONTINUED)

The Company’s income tax expense differs from the “expected” tax expense for the three months ended March 31, 2008 and 2007 (computed by applying the CIT rate of 25% and 33% percent to income before income taxes) as follows:

	For the Three Months Ended March 31, (Unaudited)
	2008	2007
Computed “expected” benefit	$(34,663)	$(7,670)
Valuation allowance	156,491	-
Permanent difference	(120,808)	9,429
Income tax expense	$1,020	$1,759

The tax effects of temporary differences that give rise to the Company's net deferred tax assets and liabilities are as follows:

March 31, 2008

Non-current portion:
Amortization	$50,009
Net operating losses carried forward (expires in year 2011)	143,617
Less: Valuation allowance	(193,626)
Total deferred tax assets	-

Deferred tax liabilities:
Non-current portion:
Depreciation	(72,730)
Total deferred tax liabilities	(72,730)

Net deferred liabilities	$(72,730)

(b)

Value Added Tax (“VAT”)

Enterprises or individuals, who sell commodities, engage in repair and maintenance or import or export goods in the PRC are subject to a value added tax in accordance with Chinese Laws. The value added tax standard rate is 17% of the gross sale price. A credit is available whereby VAT paid on the purchases of semi-finished products or raw materials used in the production of the Company’s finished products can be used to offset the VAT due on the sales of the finished products.

The VAT payable of $125 at March 31, 2008 is included in other payables and accrued liabilities in the accompanying condensed consolidated balance sheet.

JIANGSU INSTITUTE OF MICROBIOLOGY CO., LTD AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2008

NOTE 9 – REGISTERED CAPITAL

The registered capital of the Company is as follows:

Registered Capital:	March 31, 2008

Lu Maolin	$230,437	41%
Chen Jinlin	130,108	24%
Shen Yiqun	48,626	9%
Mi Xiaoli	44,512	8%
Tang Baoyin	35,943	7%
Zhao Min	31,746	6%
Zhang Liuliu	27,462	5%
	$548,834	100%

JSIM was incorporated under the laws of the People’s Republic of China on October 15, 2003. The registered capital of the Company was $867,389, which was held by thirteen individuals.

In September 2007, the Company repurchased $318,555 outstanding share capital from six shareholders for $318,555. Thereafter, the registered capital of the Company was $548,834.

NOTE 10 – DISCONTINUED OPERATIONS

On September 30, 2007, JSIM entered into a disposition agreement with Jiangsu Suwei Microbiology Co., Ltd, a company controlled by a former shareholder of the Company. Pursuant to the agreement JSIM agreed to sell all of its interest in Suwei and Ai'sai to Jiangsu Suwei Microbiology Co., Ltd. in consideration of $112,351 resulting in a loss of $203,885. Thereafter, Suwei and Ai'sai were no longer consolidated subsidiaries of JSIM. In accordance with SFAS 144, “Accounting for the Impairment or Disposal of Long−Lived Assets,” the results of operations of Suwei and Ai'sai are removed from the detail line items in the Company’s financial statements and presented separately as “discontinued operations”. The income from discontinued operations was $39,706 for the three months ended March 31, 2007.

NOTE 11 - SUBSEQUENT EVENT

On April 24, 2008, Aida Pharmaceuticals Inc completed the acquisition of a controlling interest in the Company. The controlling interest in the Company was acquired through Hangzhou Aida Pharmaceutical Co., Ltd. (which acquired a 43% equity interest) and Changzhou Fangyuan Pharmaceuticals Co., Ltd. (which acquired a 55% equity interest) for $11,291,973. Thereafter, the Company became a 98% owned subsidiary of Aida Pharmaceuticals Inc.